UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
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SCHEDULE 14A
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Lions Gate Entertainment Corp.
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April 12, 2010

Dear Fellow Lionsgate Shareholder:

Lionsgate’s May 4, 2010 Special Meeting of Shareholders is fast approaching and we are seeking your support to confirm the Shareholder Rights Plan, which we believe is critical to protecting the value of your investment in the Company. As you know, Carl Icahn and certain of his affiliated entities (the “Icahn Group”) would prefer that you reject the Shareholder Rights Plan in their effort to advance an inadequate, opportunistic and coercive tender offer. Your Board of Directors has thoroughly considered and rejected the Icahn Group’s offer to purchase up to all of the common shares of Lionsgate for U.S.$6.00 per share as not in the best interests of Lionsgate and its shareholders.

Your vote is extremely important. Your Board urges you to vote FOR Lionsgate’s Shareholder Rights Plan on the WHITE proxy card. The Board also urges shareholders to discard any gold proxy card that they receive from the Icahn Group. In addition, your Board strongly recommends that you do NOT tender your shares to the Icahn Group’s offer.

A VOTE FOR THE SHAREHOLDER RIGHTS PLAN IS A VOTE TO PROTECT
THE VALUE OF YOUR INVESTMENT IN LIONSGATE

Lionsgate’s Shareholder Rights Plan was implemented to ensure that all of the Company’s shareholders are treated equally and fairly in connection with any proposals to acquire effective control of the Company. By design, the Shareholder Rights Plan deters inadequate, opportunistic and coercive offers, such as the offer by the Icahn Group.

The Shareholder Rights Plan is also designed to ensure that the rights of every shareholder are maintained. Unlike most U.S. shareholder rights plans, Lionsgate’s Shareholder Rights Plan affords significant decision-making authority to shareholders — its continuation is entirely dependent on shareholder approval at the Special Meeting. Furthermore, the Shareholder Rights Plan that the Board is recommending for approval by shareholders does not prevent or restrict a proxy challenge.

It is particularly important to note that the Shareholder Rights Plan your Board is recommending does not prevent change of control transactions. The Shareholder Rights Plan we are recommending that you support freely permits potential acquirors to pursue transactions that treat shareholders equally and fairly. For instance, it is possible for a bid to proceed absent the support of the Board if it is structured to allow shareholders a fair opportunity to evaluate the offer without any coercion resulting from how the bid is structured.

There is a simple roadmap that the Icahn Group can follow to make a fair and qualified offer that would not trigger the Shareholder Rights Plan. To date, the Icahn Group refuses to do so. In particular, the roadmap permits offers that:

•	Commit to complete the offer only if more than 50% of the outstanding shares held by shareholders that are independent of the offeror have been tendered to the bid and have not been withdrawn. This ensures that independent shareholders have the opportunity to approve the offer; and
•	Provide shareholders with assurance that the offeror will publicly announce if the 50% tender condition is satisfied and give shareholders an additional 10 business days following such announcement to tender into the offer. This permits shareholders who do not wish to be invested in an Icahn-controlled company to exit their investment at the same price only after knowing whether the Icahn Group is successful with its offer.

GLASS LEWIS, A LEADING PROXY ADVISORY FIRM, BELIEVES SHAREHOLDER RIGHTS PLAN
IS IN BEST INTEREST OF SHAREHOLDERS

Recommends Shareholders Vote FOR the Plan

In its report released on April 8, 2010, proxy advisory firm, Glass Lewis & Co., said of Lionsgate’s Shareholder Rights Plan, “The permitted bid provisions adequately ensure that shareholders are able to consider a reasonable offer for the Company. Further, we note that the Rights Plan will expire in three years. In light of these shareholder-friendly provisions, we believe that the Rights Plan may serve to protect shareholders in the event that a takeover bid does not reflect the full value of the Company’s shares or is coercive. Consequently, we believe that shareholder ratification of the Company’s Rights Plan is in shareholders’ best interests.”1(

The Board believes that the continued operation of the Shareholder Rights Plan is in the best interests of the Company, its shareholders and other stakeholders and recommends that you vote FOR the Shareholder Rights Plan on the WHITE Proxy Card.

THE ICAHN GROUP’S EFFORT TO INTENTIONALLY VIOLATE
LIONSGATE’S CREDIT FACILITIES COULD HAVE A MATERIAL ADVERSE
EFFECT ON ITS BUSINESS

If the Icahn Group is even partially successful in its tender offer and its ownership crosses the 20% threshold, Lionsgate could be required to repay all amounts then outstanding under its credit facilities and could lose its primary source of liquidity to fund operations. If Lionsgate is unable to repay all amounts then outstanding, or cannot otherwise remedy the default under the credit facilities, an event of default could also be triggered under its notes. There can be no assurance that Lionsgate will be able to obtain financing on appropriate terms, if at all, which could have a material adverse effect on its business, results of operations and financial condition.

(1 Permission to use this quote was neither sought nor received.

The Icahn Group’s March 19, 2010 press release states that Mr. Icahn would be willing to provide a bridge facility to Lionsgate should an event of default occur. Lionsgate cannot make any assurances on the cost, timing, restrictions that could be put on its business, or the likelihood that an agreement could even be reached with respect to a potential bridge facility from Mr. Icahn or anyone else.

THE ICAHN GROUP’S OFFER IS INADEQUATE,
OPPORTUNISTIC AND COERCIVE

On March 19, 2010, the Icahn Group announced a revision to its unsolicited offer to acquire up to all of the common shares of Lionsgate for U.S.$6.00 per share — the same price the Icahn Group offered in its original unsolicited partial offer which it commenced on March 1, 2010. Your Board, in consultation with its outside financial advisors — Perella Weinberg Partners and Morgan Stanley & Co. Incorporated — and legal advisors — Goodmans LLP, Wachtell, Lipton, Rosen & Katz and Heenan Blaikie LLP — reviewed the offer and the amended offer carefully and determined that it is financially inadequate, opportunistic and coercive and is not in the best interests of Lionsgate, its shareholders and other stakeholders.

In recommending that Lionsgate shareholders reject the Icahn Group’s inadequate offer and not tender their shares, the Board considered, among other things, that:

•	The Icahn Group could trigger an event of default that could be detrimental to the Company.

•	The offer undervalues Lionsgate shares and does not reflect Lionsgate’s fundamental and strategic value. In connection with its review of the Icahn Group’s original offer made on March 1, 2010, the Special Committee of the Board received a written opinion dated March 10, 2010 from Perella Weinberg, the financial advisor to the Special Committee, to the effect that as of such date and based upon and subject to the matters stated in its opinion, the consideration to be paid in the original offer is inadequate, from a financial point of view, to the shareholders (other than the Icahn Group and its affiliates).

•	The offer price of U.S.$6.00 per share represents a premium of only 14.7% to the closing stock price prior to when the Icahn Group announced its intentions to launch a tender offer. The Board believes that a premium of only 14.7% is insufficient for the acquisition of control of Lionsgate.

•	The offer is opportunistic. Mr. Icahn has timed his offer to coincide with the challenging macro-economic operating environment currently impacting the media industry. In addition, film and television library values are currently being pressured by the numerous studio assets presently on the market. Finally, Mr. Icahn’s offer does not reflect the significant value that recent Lionsgate investments, such as TV Guide Network and EPIX, are expected to create for Lionsgate’s shareholders.

•	The offer is structurally coercive and highly conditional. The Icahn Group reserves the right to waive the minimum tender condition, allowing it to acquire as many shares as are tendered. In addition, there are numerous conditions to the Icahn Group’s offer (many of which may be waived) that create significant uncertainty for Lionsgate’s shareholders. Furthermore, it could control Lionsgate after the tender offer expires on April 30, 2010 and leave shareholders with no visibility into the role the Icahn Group would play or the impact of that role on the value of any shares they elect not to tender.

•	The Icahn Group has not articulated a plan for the Company. Mr. Icahn has not articulated any clear and coherent vision other than that Lionsgate should not be producing movies or TV programming and has implied that the Company should limit itself to distribution only.[2]( The facts are:

•	Lionsgate has achieved profitability on approximately 70% of its film releases over the past ten years;
•	Lionsgate’s television business has grown from annual revenues of $8 million in 1999 to approximately $350 million this year; and
•	If Lionsgate did not produce movies or television programming, the Company would have no newly produced proprietary content to put through its distribution system, leaving Lionsgate primarily reliant on third parties and vulnerable to the vagaries of the acquisition market.

LIONSGATE HAS A COMPELLING GROWTH STRATEGY
TO BUILD VALUE

The Lionsgate Board and management team are committed to increasing the value of the Company for the benefit of all of our shareholders. Over the past ten years, our Board and management team have developed and executed a disciplined three-phase plan to create and build a diversified media business.

Phase I began by accumulating valuable film and television libraries and expanding our motion picture business through the creation and distribution of film content.

In Phase II, we turned to building a successful and fast growing TV production and distribution business. Today, Lionsgate is a leading supplier of cable programming with eight shows in production on seven different networks and ten syndicated series in distribution. Our efforts have yielded numerous critically acclaimed and successful shows including Mad Men, Weeds, Nurse Jackie, and Blue Mountain State, all of which have been picked up for subsequent seasons on leading networks.

Phase III of our plan is to continue expanding into domestic and international cable assets and new media platforms including TV Guide Network, EPIX, FEARnet, Break Media, and Tiger Gate. As part of this plan, on April 5, 2010, Lionsgate announced it has formed an equal partnership with Saban Capital Group, a leading private investment firm specializing in the media, entertainment and communications industries, to operate and manage Tiger Gate.

(2 Per CNBC interview on March 24, 2010.

By pursuing this three-phase plan, over the past ten years we have generated shareholder returns above those of industry peers and the broader market. Since the beginning of 2000, when the current management team joined the Company, Lionsgate stock has appreciated by 163%. In comparison, over the same timeframe, the S&P 500 declined 19% and the S&P 500 Media Index declined 48%3.( In addition, we have achieved and sustained substantial revenue growth. We expect that by expanding and diversifying our content offering, Lionsgate should continue to outperform its peers and the broader market.

We have grown revenue substantially and consistently across all segments over the last 10 years. Revenues grew from $184 million in fiscal year 2000 to an estimated $1.5 billion in fiscal year 2010, which just ended on March 31, 2010.

(3 From January 1, 2000-April 9, 2010. Source: Bloomberg.

LIONSGATE IS WELL POSITIONED TO CONTINUE TO OUTPERFORM

Lionsgate is well-positioned to take advantage of recent media industry dynamics through our world-class media platform which leverages creation, production and distribution across diverse channels. This platform affords us sustainable competitive advantages and positions us to capitalize on emerging opportunities. Today’s environment of fewer films and distributors provides us an opportunity to grow our market share. On-demand4( transactions, accelerated release windows and the increasing popularity of the Blu-ray format continue to generate significant high-margin revenue and growth for us. Finally, we have an opportunity to build on our strong platform by rolling up complementary assets at attractive valuations.

Lionsgate expects to generate an average of $100 million to $125 million of annual free cash flows in fiscal years 2013 through 2015, before factoring in significant value and earnings potential from TV Guide Network, TVGuide.com, EPIX, FEARnet, Break Media and Tiger Gate.5(

(4 Includes Video On-demand, Electronic Sell-Through, Pay-Per-View and digital Video On-demand.
(5 See GAAP reconciliation table on page 12.

Lionsgate is well positioned to capture the value in these and additional opportunities and management is focused on its strategy to deliver additional value to Lionsgate shareholders.

THE ICAHN GROUP IS SEEKING TOTAL CONTROL OF YOUR COMPANY
WITHOUT PAYING YOU A CONTROL PREMIUM

The Icahn Group’s offer price of U.S.$6.00 per share represents a premium of only 14.7% to the closing stock price prior to when the Icahn Group announced its intentions to launch a tender offer for the Company. Conversely, the average price target (without a control premium) of Wall Street analysts for the shares of Lionsgate as of April 9, 2010 is $8.70 - 45% higher than the offer price. The Lionsgate Board believes that a premium of only 14.7% is clearly insufficient for the acquisition of control of Lionsgate.

ICAHN CLEARLY DOES NOT UNDERSTAND MEDIA COMPANIES AND RISKS
DESTROYING THE VALUE OF YOUR INVESTMENT

The Icahn Group lacks media industry expertise yet seeks to interfere in Lionsgate’s strategy and management and derail the Company’s growth strategy to build value for all Lionsgate shareholders.

For example, during Mr. Icahn’s tenure on the Blockbuster board, Blockbuster experienced substantial losses that have threatened its solvency.

Mr. Icahn’s involvement on the board of directors of Blockbuster underscores our serious questions about his knowledge and understanding of the media business. The numbers speak for themselves. During Mr. Icahn’s tenure on the Blockbuster board:

•	Blockbuster reported greater than $1.4 billion in losses[6](; and

•	Blockbuster’s share price declined by 96%, plummeting from $10.05 per share to $0.40 per share.[7](

In addition, Mr. Icahn recently stepped down from Blockbuster’s board and sold a substantial portion of his stake at a fraction of his original investment after the company’s market capitalization declined by nearly $2 billion.8(

The Company believes that it would be a grave mistake to allow Mr. Icahn, who lacks relevant media industry expertise, to take control of your Company. In addition, your Board is concerned at the prospect that the Icahn Group may “replace top management” as stated in the Icahn Group’s March 19, 2010 press release. As you know, your management team has significant experience and expertise in the media industry. The Lionsgate team is uniquely

(6 Based on Net income (loss) for second half 2005, 2006, 2007, 2008 and 2009 per Blockbuster filings.
(7 Based on Class A common stock. Icahn was elected to the board on May 11, 2005 and resigned on January 28, 2010.
(8 Market capitalization declined from $1.9 billion on May 11, 2005 to $71 million on January 28, 2010.

positioned within the industry as a result of the strategic plans our management team has implemented and we look forward to capitalizing on the world class platform we have established — don’t transfer the value inherent in your Lionsgate investment to the Icahn Group.

PROTECT THE VALUE OF YOUR INVESTMENT

VOTE FOR THE SHAREHOLDER RIGHTS PLAN AND
REJECT THE ICAHN GROUP’S INADEQUATE,
OPPORTUNISTIC AND COERCIVE OFFER

Lionsgate is a strong and diversified company with a proven strategy to generate value for our shareholders. We are confident we can better serve our shareholders by continuing to execute our strategic plan.

The Board recommends that you vote FOR the Shareholder Rights Plan on the WHITE Proxy Card. We urge you to discard any gold proxy card you receive from the Icahn Group.

Your Board also strongly recommends rejecting the Icahn Group’s inadequate offer by not tendering your shares.

We have appreciated and look forward to your continued support.

Sincerely,

Jon Feltheimer Co-Chairman and Chief Executive Officer	Michael Burns Vice Chairman

If you have any questions, require assistance in voting your shares, or need additional copies of Lionsgate’s proxy materials, please call MacKenzie Partners at the phone numbers listed below.

105 Madison Avenue
New York, NY 10016
Email: lionsgate@mackenziepartners.com
(212) 929-5500 (call collect)
Or
TOLL-FREE (800) 322-2885

Perella Weinberg Partners LP is serving as financial advisor to the Special Committee of the Lionsgate Board of Directors and Wachtell, Lipton, Rosen & Katz is serving as U.S. legal advisor and Goodmans LLP is serving as Canadian legal advisor. Morgan Stanley & Co. Incorporated is serving as financial advisor to Lionsgate and Heenan Blaikie LLP is serving as legal advisor.

About Lionsgate

Lionsgate (NYSE: LGF — News) is the leading next generation studio with a strong and diversified presence in the production and distribution of motion pictures, television programming, home entertainment, family entertainment, video-on-demand and digitally delivered content. The Company has built a strong television presence in production of prime time cable and broadcast network series, distribution and syndication of programming through Debmar-Mercury and an array of channel assets. Lionsgate currently has nearly 20 shows on 10 different networks spanning its prime time production, distribution and syndication businesses, including such critically-acclaimed hits as “Mad Men,” “Weeds” and “Nurse Jackie” along with new series such as “Blue Mountain State” and the syndication successes “Tyler Perry’s House of Payne,” its spinoff “Meet The Browns” and “The Wendy Williams Show.”

Its feature film business has generated such recent hits as TYLER PERRY’S WHY DID I GET MARRIED TOO? and the critically-acclaimed PRECIOUS, which has garnered nearly $50 million at the North American box office and won two Academy Awards®. The Company’s home entertainment business has grown to more than 7% market share and is an industry leader in box office-to-DVD revenue conversion rate. Lionsgate handles a prestigious and prolific library of approximately 12,000 motion picture and television titles that is an important source of recurring revenue and serves as the foundation for the growth of the Company’s core businesses. The Lionsgate brand remains synonymous with original, daring, quality entertainment in markets around the world.

Additional Information

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. Lionsgate has filed and amended a Solicitation/Recommendation Statement on Schedule 14D-9 with the Securities and Exchange Commission (the “SEC”) and a notice of change to directors’ circular with Canadian securities regulators. Any Solicitation/Recommendation Statement and directors’ circular or amendment thereto filed by Lionsgate that is required to be mailed to shareholders will be mailed to shareholders of Lionsgate. In addition, Lionsgate has filed a proxy statement with the SEC and Canadian securities regulators in connection with the special meeting of shareholders and mailed such proxy statement to shareholders of Lionsgate. SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THESE AND OTHER DOCUMENTS FILED WITH THE SEC OR CANADIAN SECURITIES REGULATORS IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, AS THEY WILL CONTAIN CERTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain the Solicitation/Recommendation Statement, the directors’ circular, any amendments or supplements thereto, the proxy statement, and other documents filed by Lionsgate with the SEC and Canadian securities regulators related to the Icahn Group’s unsolicited tender offer for no charge in the “Investors” section of Lionsgate’s website at www.lionsgate.com or at the SEC’s website at www.sec.gov or at www.sedar.com. Copies will also be available at no charge by writing to Lionsgate at 2700 Colorado Avenue, Suite 200, Santa Monica, California 90404.

Certain Information Regarding Participants

Lionsgate and certain of its directors and executive officers may be deemed to be participants under the rules of the SEC. Shareholders may obtain information regarding the names, affiliations and interests of Lionsgate’s directors and executive officers in Lionsgate’s Annual Report on Form 10-K filed with the SEC on June 1, 2009, as updated in Exhibit 99.1 to Lionsgate’s Current Report on Form 8-K filed with the SEC on October 13, 2009, and its proxy statement for the 2009 Annual Meeting filed with the SEC on August 17, 2009. To the extent that holders of Lionsgate securities have changed since the amounts printed in the proxy statement for the 2009 Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of these participants in any proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are included in the definitive proxy statement filed with the SEC and Canadian securities regulators in connection with the special meeting of shareholders and may also be included in other relevant materials to be filed with the SEC if and when they become available. These documents (when available) can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking” statements. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Actual outcomes and results may differ materially from what is expressed or forecasted in these forward-looking statements as a result of various important factors, including, but not limited to, actions taken by the Icahn Group, actions taken by shareholders in respect of the offer, the possible effect of the offer on Lionsgate’s business (including, without limitation, on Lionsgate’s credit facilities and notes), the substantial investment of capital required to produce and market films and television series, increased costs for producing and marketing feature films, budget overruns, limitations imposed by Lionsgate’s credit facilities, unpredictability of the commercial success of Lionsgate’s motion pictures and television programming, the cost of defending Lionsgate’s intellectual property, difficulties in integrating acquired businesses, technological changes and other trends affecting the entertainment industry, and the risk factors found under the heading “Risk Factors” in Lionsgate’s 2009 Annual Report on Form 10-K filed with the SEC on June 1, 2009, as updated in Exhibit 99.1 to Lionsgate’s Current Report on Form 8-K filed with the SEC on October 13, 2009, and Lionsgate’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2009 filed with the SEC on February 9, 2010. As a result, these statements speak only as of the date they were made and Lionsgate undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, unless such updates or revisions are required by applicable law. Words such as “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “forecasts” and similar expressions are used to identify these forward-looking statements.

® Investor Presentation 1 April 2010

Forward-Looking Statements Certain statements in this document may constitute “forward-looking” statements. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Actual outcomes and results may differ materially from what is expressed or forecasted in these forward-looking statements as a result of various important factors, including, but not limited to, actions taken by the Icahn Group, actions taken by shareholders in respect of the offer, the possible effect of the offer on Lionsgate’s business (including, without limitation, on Lionsgate’s credit facilities and notes), the substantial investment of capital required to produce and market films and television series, increased costs for producing and marketing feature films, budget overruns, limitations imposed by Lionsgate’s credit facilities, unpredictability of the commercial success of Lionsgate’s motion pictures and television programming, the cost of defending Lionsgate’s intellectual property, difficulties in integrating acquired businesses, technological changes and other trends affecting the entertainment industry, and the risk factors found under the heading “Risk Factors” in Lionsgate’s 2009 Annual Report on Form 10-K filed with the SEC on June 1, 2009, as updated in Exhibit 99.1 to Lionsgate’s Current Report on Form 8-K filed with the SEC on October 13, 2009, and Lionsgate’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2009 filed with the SEC on February 9, 2010. As a result, these statements speak only as of the date they were made and Lionsgate undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, unless such updates or revisions are required by applicable law. Words such as “targets”, “positions”, “expects,” “intends,” “plans,” “projects,” “believes,” “estimates” (or use of “E”), “forecasts” and similar expressions are used to identify these forward-looking statements. All estimates and projections used in this document are based on Lionsgate management estimates and projections, unless otherwise stated. 2

Shareholders Should Reject Icahn’s Offer and Approve the Rights Plan Lionsgate has a strong track record and compelling growth strategy to build value Icahn’s offer is inadequate, opportunistic and coercive If the Icahn Group’s ownership crosses the 20% threshold, Lionsgate could be required to repay all amounts then outstanding under its credit facilities and could lose its primary source of liquidity to fund operations There can be no assurance that this debt can be refinanced at terms that will be attractive to the Company If the Icahn Group owns over 33%, it obtains negative control without paying a control premium Icahn lacks industry expertise yet seeks to interfere in Lionsgate’s strategy and management without a compelling alternative plan The Rights Plan protects interests of Lionsgate and its shareholders from coercive and opportunistic attempts to acquire control of the company without offering all shareholders fair value for all of their shares 3

Delivered Exceptional Growth and Created Value Management developed and executed a disciplined strategy to create and build a diversified media business ? Accumulated, created and distributed film content and library ? Built successful and fast-growing TV production and distribution business ? Expanded into domestic and international cable networks and new media platformsGenerated returns to shareholders that outpaced industry peers and the broader market ? Since the beginning of 2000, when the current management team joined the company, Lionsgate stock has increased by 163%, greatly outpacing the 19% decline of the S&P 500 and the 48% decline of the S&P Media index*Achieved and sustained substantial revenue growth and positioned to generate an average of $100-125MM** of annual free cash flows in FY2013-15 before factoring in significant value and earnings potential from TV Guide Network, TVGuide.com, EPIX, FEARnet, Tiger Gate and Break Media * From January 1, 2000 — April 9, 2010. Source: Bloomberg 4 ** Refer to Appendix C for reconciliation to GAAP

Achieved Consistent Revenue Growth Across All Segments* ($ MM) 1,600 1,546 1,466 114 1,361 10 1,200 945 977 838 1,073 1,234 800 1,150 812 858 385 755 400 15 270 293 183 188 41 34 309 29 25 158 200 359 99 116 211 222 71 83 133 119 55 48 59 61 0 FY00 FY01 FY02 FY03 FY04 FY05 FY06 FY07 FY08 FY09 FY10E Television Segment Motion Picture Segment Other TV Guide 5 * Revenues include acquisitions (not pro-forma)

Positioned for Outperformance Compelling plan to expand and diversify content offering Highly experienced management team with a deep understanding of media space and recognized performance track recordLionsgate expects to generate an average of $100-125MM* of annual free cash flows in FY2013-15 ? Before factoring in significant value and earnings potential from TV Guide Network, TVGuide.com, EPIX, FEARnet, Tiger Gate and Break Media*Investments in acquisitions over last three years to provide significant returns ? TV Guide Network and TVGuide.com targets annual EBITDA of $75MM* within three years; recent control transactions have valued similar businesses at greater than 10x EBITDA ? EPIX expects to be fully distributed in two years with significant free cash flow and EBITDA generation 6 * Refer to Appendix C for reconciliation to GAAP

Media Industry at a Critical Juncture

Significant Headwinds…

- Reduced consumer discretionary spending and advertising spending
- Challenging environment for packaged media
- Numerous studio assets on the market, or rumored to be, pressuring valuations

…Also Create Opportunities

- Fewer films and distributors provide opportunities for growth
- On-demand* transactions, accelerated new windows and Blu-ray format generating significant high-margin revenue for home entertainment
- Opportunities to build on strong platform by rolling-up complementary assets at attractive valuations

Lionsgate Has Built Sustainable Competitive Advantages while Capitalizing on Opportunities

- Platform leverages creation, production and distribution across diverse channels
- Only remaining scaled independent with a unique value proposition
- Focus on controlled risk and targeted audiences mitigates potential cyclicality
- Investments to diversify business and bolster growth are paying off

LIONSGATE

7

* Includes Video On-demand, Electronic Sell-Through, Pay-Per-View and Digital Video On-Demand

Disciplined Strategy to Create the Leading Next Generation Studio 2000 Today Phase I Phase II Phase III Building Leading Independent Growing a Diversified TV Expanding into Domestic and Motion Picture BusinessBusiness International Cable Assets and New Media Platforms and Library Foundation 8

Unique World-Class Film Business Lionsgate has built a world-class production, acquisition and distribution infrastructure that combines the specialization of an independent with the critical mass, reach and leverage of a major studio Average net cost per film less Select Historical Productions international sales is ~$10MM for FY10 slate and $12MM for FY11 slate, a fraction of the industry average* 35%+ Average Return on Risk Capital (“RORC” **) FY05-FY10 on theatrically released films Profitable on approximately 70% Select Historical Acquisitions of the pictures theatrically released since 2000 Balanced portfolio consisting of both in-house productions and third party acquisitions * Source: SNL Kagan 9 ** Risk Capital is defined as investment in film plus P&A less international sales

Differentiated Operational Approach Exploit large, niche segments that are under-served by competitors Lionsgate puts capital to work in genres it knows well Mitigate a significant portion of risk via international pre-sales/licensing Lionsgate significantly reduces its risk capital by pre-selling international distribution rights Aggressively manage production/acquisition cost Lower average production/acquisition cost means a lower hurdle to profitability per film compared to the major studios Significantly lower motion picture overhead than major studios Lower motion picture overhead means a lower hurdle to profitability as a division compared to the major studios Focus on films with disproportionate financial upside relative to cost Lionsgate seeks to make or acquire films that are priced to deliver meaningful equity returns in a base case and have the potential to transform its valuation in success 10

Feature Film Business Poised to Deliver

Current and Upcoming Releases – Next 6 Months


WHY DID I GET MARRIED TOO?

Production


KICK ASS

Acquisition


Killers
June 4

Production


EXPENDABLES

Acquisition


WARRIOR

Production


BURIED

Acquisition

Highlights From our FY12 Slate


THE HUNGER GAMES
SUZANNE COLLINS

The Hunger Games



Conan the Barbarian


WHAT TO EXPECT WHEN YOU'RE EXPECTING

What to Expect When You're Expecting



Pride, Prejudice and Zombies

- Diversified, balanced product mix of both productions and acquisitions with potential to drive outsized returns
- Anchored in audience segments that play to Lionsgate's core areas of strength
- Focused on franchise replenishment
- Building FY12 slate with brands like the bestseller *Hunger Games*, *Conan the Barbarian*, the *What to Expect* series, and literary sensation *Pride, Prejudice and Zombies*

LIONSGATE

11

Library Generates Consistent Revenue Growth Reported library cash flow from operating activities for FY10 estimated to be $100-110MM, representing 33-36% of Reported Library Revenue Annual Reported Library Revenue (“RLR”) ($ MM) 5-Year revenue compound annual growth rate (“CAGR”) of 11% vs. (3%) CAGR for industry DVD 350 306 279 300 256 264 catalog sales* 250 209 200 Aggressive library promotion driving catalog market 150 share of 6% 100 50 Majority of the RLR in FY10E is driven by titles with 0 FY06 FY07 FY08 FY09 FY10E remaining license terms in excess of 10 years ? Based on FY10E revenue, 90% of expiring titles for which renewal rights are pursued will be (or are expected to be) extended Young and fresh library weighted toward recent titles — 75% of RLR from titles that were created since 2000 12 * Company estimates based on AC Nielsen

Built Significant Backlog Revenues Backlog defined as contracted future revenue not yet recorded for the licensing Backlog Composition ($433MM Total a/o 12/31/09) of film and television product (completed ($MM) and incomplete)Backlog is “off-balance sheet” cash and Fearnet Maple revenue yet to be collected or recognized 3 2 Epix Debmar-Mercury 41 Revenue is recognized when windows Showtime 57 are open 2272% of backlog revenue ($310MM) TV Production estimated as of 12/31/09 to be recognized 96 within the next 15 months Film Other TV 132 Est. Recognition of Backlog Revenue (a/o 12/31/09) LGUK ($ MM) 7 433 Mandate 450 20 Film TV Film Intl. 52 300 238 150 72 49 54 20 0 Total Q4 FY10 FY11 FY12 FY13 Thereafter 13 Backlog -— Est. Year Recognized —

Home Entertainment Outperforming Industry Lionsgate is the #1 studio in box-office to DVD conversion, earning 36% more DVD wholesale revenue per box-office dollar than the competition* Lionsgate has led all major studios in box-office to DVD conversion over the past five year period* FY10 theatrical titles over-converted on Pay-Per-View (“PPV”) / Video On-Demand (“VOD”) by 18% vs. normalized industry average** Redbox deal driving incremental revenue without adversely impacting sell-through VOD day-and-date strategy yielding 30%-50% incremental lift in VOD revenue, without cannibalizing packaged sales and rentals * Source: AC Nielsen, Rentrak 14 ** Company estimates based on Rentrak data

Growth from New Media, Technology and Delivery Platforms

U.S. On-Demand Revenue


($ MM)
24
40
63
76
51%
821%
43%
355%
55%
39%
61%
49%
6%
FY07
FY08
FY09
FY10E
Theatrical # of Releases:
15
19
16
10

PPV/VOD *
- AT&T
- Cablevision
- Charter
- Comcast
- Cox
- Time Warner
- Verizon
- DirectTV
- Dish
- Cable
- FEARnet

EST
- Amazon
- Apple iTunes
- CinemaNow
- Direct2Drive
- MovieLink

Digital VOD *
- Apple iTunes
- CinemaNow
- MovieLink
- XBox
- Netflix
- Hulu
- YouTube
- FEARnet

* Includes SVOD / FVOD

- Significant high growth in FY10E despite comparably smaller theatrical slate
- Overall on-demand conversions projected to expand by 50% in FY11E year-over-year by anticipated day-and-date release on all major theatrical titles
- Robust growth across all delivery platforms over the last four years

PPV/VOD * = Pay-Per-View / Video On-Demand

EST = Electronic Sell-Through

Digital VOD * = Digital Video On-Demand

LIONSGATE

15

Highly Profitable Television Production

- Lionsgate is a leading supplier of cable programming
  - Eight shows in production on seven different networks
  - Ten syndication series in distribution
- TV is a highly profitable business; 97% Return on Risk Capital* in FY09

Return on Risk Capital	FY09	FY10E	FY11E
Amortization of TV Production Costs ($MM)	92	179	202
Deficit	22%	22%	22%
Risk Capital ($MM) **	(20)	(40)	(45)
Gross Contribution ($MM)***	19	21	34
Return on Risk Capital *	**97%**	**53%**	**77%**

- Historically, approximately 80% of all investment in TV is covered from license fees and tax credits before production even commences, with home entertainment, digital and international revenues still to come weeds

Weeds Case Study:
Projected to generate over $100MM in home entertainment revenues alone and over $90MM in 7-year ultimate profit +


aMC
SPIKE
SHOWTIME
NURSE JACKIE
MADMEN
BLUE MOUNTAIN STATE
DEAD ZONE

* Return on risk capital is calculated by gross contribution / risk capital
** Risk Capital is defined as production costs less license fees and tax credits
*** Refer to Appendix C
\+ Ultimate profit defined as ultimate revenue less direct operating and distribution and marketing cost of the television production segment

LIONSGATE

16

Television Distribution Business Continues to Grow

- Debmar-Mercury has built a uniquely successful business of original programming in syndication in addition to traditional off-network distribution and syndication operations
- Existing slate alone is projected to generate $82MM in pre-tax net cash flow to Lionsgate over the next ten years*
  - Lionsgate acquired Debmar-Mercury for $27MM plus an earnout in July 2006
- Continued syndication of new programming is projected to grow the value of the business significantly and yield multiples on our investment
- Limited risk capital investment in Debmar-Mercury
- Normalized operations generate gross contribution margins of 15-20%**

Financial Projections ($MM) ***	FY10E	FY11E
Revenue	$101	$165
Gross Contribution	$13	$17



DEBMAR-MERCURY
HOUSE of PAYNE
FAMILY FEUD
SOUTH PARK
DEADLIEST CATCH
MEET THE BROWNS
The wendy williams

*From March 31, 2010. Net cash flows are after overhead, pre-tax and net of all earnout and profit participation payments. Cash flows net of taxes are projected to be $62MM. Refer to Appendix C

** Gross contribution margin is pre-overhead

*** Refer to Appendix C

LIONSGATE

17

TV Guide Network: Expanding Channel Strategy

- Nationally distributed cable network reaching 80 million homes*
- Addition of "Weeds", "Curb Your Enthusiasm" and "Ugly Betty" to programming slate will help TV Guide achieve goal of becoming a top 20 rated cable network weeds


Curb Your Enthusiasm


UGLY BETTY

- Provides branded outlet for Lionsgate television and film product (e.g. Weeds, Dirty Dancing) along with significant marketing/advertising synergies
- JPMorgan's private equity arm, One Equity Partners, is Lionsgate's financial partner with a 49% stake
- Strengthening distribution, including recently extended carriage deals with Comcast and Charter
- Target EBITDA of $75MM** in 3 years; recent control transactions have valued similar businesses at greater than 10x EBITDA
- Improved ratings by 14% in the second half of 2009 vs. the same period in 2008***
- "I Dreamed A Dream: The Susan Boyle Story" premiered exclusively on TV Guide in December 2009 and has been viewed by nearly 12 million people, confirming that this network can drive big ratings

Source: SNL Kagan
* Per AC Nielsen
** Refer to Appendix C for reconciliation to GAAP
*** Total Programming Day Coverage Ratings per Nielsen NPower

18
LIONSGATE

A Transformational, Multiplatform Premium Entertainment Network Premium cable network and broadband platform offering latest theatrically released titles from Paramount, MGM and Lionsgate, titles from 3 world-class libraries and original programming Distribution momentum growing with five affiliate carriage deals in the last four months Expected to be available in nearly 20 million homes this spring with more to follow Deep library of catalog product on pay television, broadband, and subscription Video On-Demand platforms Provides greater control of Lionsgate product in the pay television window, allowing maximum flexibility for on-demand distribution Targeting full distribution in two years with significant free cash flow and EBITDA generation Lionsgate currently owns a 31% interest in the venture 19

Leveraging Digital and International Distribution to Drive Value +

TV GUIDE .COM

- 79% market share in online listing grid with 21 million unique visitors in January 2010 (29% y/y growth)*
- Average user spent 13 minutes / month on TVGuide.com, #1 among competitive set**

BREAK MEDIA
We Know Guys

- Largest independent digital destination network targeting men aged 18 – 34
- Serves original, acquired or licensed content to 80 million unique visitors per month***, #1 among competitors
- 8th largest video network

* Source: Omniture; as of January 2010
** Competitive set includes AOL TV, MSN TV, TV.com, Yahoo!TV and Zap2it.com
*** Source: comScore Media Metrix (4Q 2009) and Nielsen @Plan (Winter 2010)
\+ Lionsgate owns 51% of TVGuide.com and 42% of Break Media

20
LIONSGATE

Leveraging Digital and International Distribution to Drive Value (cont’d)+ #1 free VOD movie service and New television venture, targeting #2 VOD network based on unique $24 billion Asia pay TV market set-top box usage* growing 10% annually ++Subscriber count in excess Strong launch pad for of 23MM** additional channels in an Attractive upside with plans to attractive geography extend footprint to linear channel Partnered with Saban Capital —a leading media investor *Source: Rentrak, January 1, 2009 — February 28, 2010, all content, all TV markets, Rentrak network categories, all warehouses, includes adult, national and local providers except where noted ** As of January 2010 and as reported to company by affiliates + Lionsgate owns 33% of FEARnet and 41% of Tiger Gate on a fully diluted basis 21 ++ Per Media Partners Asia Report, Asia Pacific Pay-TV Broadband Markets 2009

Diversified Platform Supports a Wide Variety of Content & Distribution

Core Businesses

Films
Prestige Franchise Comedy Genre

Television
Largest Independent Supplier of Cable Programming

Channels
TV GUIDE NETWORK
epix
TIGERGATE
FEAR NET

Library
One of the Largest Film Libraries in the World with 12,000+ titles

International Reach
LIONSGATE
maple
Wholly-Owned

Strategic & Financial Partners
JPMorgan
VIACOM
SABAN Capital Group, Inc.
comcast
SGF
SONY

LIONSGATE

Diversified Businesses
LIONSGATE
Catalog Acquisitions
1,000+ Songs

SOLD OUT
London
Los Angeles
Hamburg
Australia
New Zealand

Wholly-Owned 3rd Party Titles

ROADSIDE

Technology & New Media
BREAK MEDIA
TV GUIDE .COM

LIONSGATE

22

Experienced Leadership with the Right Strategy Management has grown revenue from $184 million to $1.5 billion over past 10 years through a clearly defined and executed plan CEO Jon Feltheimer has over 25 years of entertainment experience Vice Chairman Michael Burns has over 28 years of entertainment and Wall Street experience Independent Board focused on results and accountability Significant management and Board ownership of common stock aligning interests with shareholders Diversity of expertise with deep industry experience to lead company at this important juncture 23

Shareholders Should Reject the Icahn Group’s Offer Offer below-market on all meaningful metrics Financially Does not reflect Lionsgate’s fundamental and strategic value Inadequate Lack of control premium The Icahn Group reserves right to waive minimum tender condition Structurally The Icahn Group may control Lionsgate post-offer and shareholders have Coercive no visibility into the role the Icahn Group would play or the impact of that role on the value of the shares Unconvincing Icahn’s proposal lacks synergy opportunities Strategic Rationale Limited industry experience and track record The Icahn Offer is Opportunistic The offer is timed to coincide with the challenging macro-economic operating environment currently impacting the media industry. In addition, film and television library values are currently being pressured by the numerous studio assets presently on the market. Finally, the offer does not reflect the significant value that recent Lionsgate investments, such as the TV Guide Network and EPIX, are expected to create for Lionsgate’s shareholders 24

Icahn Does Not Understand Lionsgate's Business

	What Icahn Says	vs. The Facts
Movies	Lionsgate "should not be producing movies"*	■ Profitable on approximately 70% of the pictures theatrically released since 2000 ■ 35%+ RORC** FY05-FY10 on theatrically released films ■ Library and distribution benefit from production halo effect
Television	"You don't make a lot of money on these TV productions…TV does not make a company a lot of money"*	■ 97% RORC*** in FY09
Library	"…especially in light of the precipitous decline in the value of libraries" +	■ Library revenues have grown from $209MM to $306MM over the past 5 years and reported library cash flow from operating activities for FY10 estimated to be $100-110MM

Icahn has tried to buy Lionsgate's securities cheaply before

In March 2009, the Icahn Group tendered for all of Lionsgate's 2025 and 2024 convertible notes at 73 and 75 cents per dollar, respectively. Today, these notes both trade at 96 cents per dollar ++

* Per CNBC interview on March 24, 2010

** Risk Capital in regard to Movies is defined as investment in film plus P&A less international sales

*** Risk Capital in regard to Television is defined as production costs less license fees and tax credits; Return on risk capital is calculated by gross contribution / risk capital

+ Source: Los Angeles Times, 2/17/2010, "Carl Icahn Wants a Bigger Voice at Lions Gate", Claudia Eller and Ben Fritz

++ Source: Bloomberg, As of April 9, 2010

LIONSGATE

25

Icahn Does Not Understand Media Companies

THE WALL STREET JOURNAL 1 April 2010

Heard on the Street: Overheard: Icahn's Bad Movie?

Next time, Carl Icahn should just read a book. Back in 2005, when the investor was campaigning for seats on Blockbuster's board, he disputed suggestions that its video-rental business was dying by pointing to his experience with the chain. After playing tennis most Saturdays, he dropped by his local outlet where he sometimes had to wait for 15 minutes to rent a video. A good movie was "the only escape you get."

As is no secret, he was successful -- sort of. He got a seat on the board. But five years later, with the company now in financial straits, Mr. Icahn has relinquished his board seat. And Wednesday he disclosed he had sold a big chunk of his stake for as little as 18 cents a share. Given that he paid as much as $9 for his shares, he looks likely to lose most of his $191 million investment. That ain't no blockbuster.

- Since Icahn joined the Blockbuster board in 2005, Blockbuster has reported greater than $1.4 billion in losses *
- Icahn recently stepped down from Blockbuster's board and sold a substantial portion of his stake at a fraction of his original investment after market capitalization declined by nearly $2 billion **

LIONSGATE

* Based on Net income (loss) for 2H-2005, 2006, 2007, 2008 and 2009 per Company filings
** Market capitalization declined from $1.9 billion on May 11, 2005 to $71 million on January 28, 2010

26

Shareholders Should Approve the Rights Plan Glass Lewis & Co., a leading proxy advisory firm, believes Shareholder Rights Plan is in best interest of shareholders * Does not prevent change of control transactions ? The Rights Plan permits takeover bids that treat shareholders equally and fairly, such as bids conditioned on a tender of a majority of shares not held by the offeror ? Consequently, bids that are not coercive and give shareholders a fair opportunity to evaluate the offer are allowed to proceed under the Rights Plan, even without Board support Ensures equal and fair treatment for all shareholders in connection with attempts to acquire effective control of the Company ? Deters opportunistic and coercive offers, such as the Icahn Group’s, that place undue pressure on shareholders in choosing whether to sell their shares 27 * Source: Glass Lewis & Co. report released on April 8, 2010

Shareholders Should Approve the Rights Plan (cont’d) Maintains shareholder rights ? Continuation entirely dependent on shareholder approval/discretion ? Does not prevent a proxy challenge, allowing shareholders — at any time — to replace the Board and to terminate/eliminate the Rights Plan Allows Lionsgate to continue to execute on its current plans to build shareholder value ? Lionsgate expects to generate an average of $100-125MM* of annual free cash flows in FY2013-15, before factoring in significant value and earnings potential from TV Guide Network, TVGuide.com, EPIX, FEARnet, Tiger Gate and Break Media This is NOT a typical U.S. style rights plan that provides the Board with broad discretion over whether to permit a bid. If the bid is accepted by a majority of independent shareholders and meets other criteria, it can proceed notwithstanding opposition from the Board and management 28 * Refer to Appendix C for reconciliation to GAAP

The Rights Plan The Rights: One share purchase right issued to shareholders of record on March 22, 2010 and attached to each outstanding shareAcquiring Person: Owner of 20% or more of outstanding shares, which may be increased to 24.9% if company completes an equity offering (because it is conceivable that there may be circumstances during the life of the plan where a financing is pursued and the board determines that it is in the company’s interest that existing shareholders be permitted to increase their interests)Permitted Bids: Take-over bids for all shares that are outstanding for at least 60 days and that meet certain other conditions that are intended to ensure shareholders are treated fairly and equally (including a 50% minimum tender condition and the provision of a subsequent offering period). Such bids are permitted to proceed without board approvalBeneficial Ownership: For the purposes of the plan, recognizing strategies that have been used recently, holding an economic or other interest in shares through derivatives will be considered to result in a person beneficially owning such shares so that the protection of shareholders under the plan cannot be circumvented through such strategiesTerm: If confirmed, the Rights Plan will expire in September 2012Separation Time: Once a person announces an intention to make a take-over bid, the rights separate from the shares and may be exercised, unless the board defers the separation time. The board has determined to defer the separation time with respect to the Icahn Group’s bid. However, in the event that Icahn or another party becomes an acquiring person, the rights plan would be triggered 29

Look What We’ve Built 37 Oscar Nominations 51 Emmy Nominations 12,000 Titles 5 Channels 1 Vision

Appendix A: Biographies 31

Management Team

Jon Feltheimer
Chief Executive Officer

- CEO since March 2000
- EVP, Sony Pictures and President, Columbia TriStar Television Group
- President, New World Entertainment

Michael Burns
Vice-Chairman

- Vice-Chairman since March 2000
- Lionsgate Board member since 1999
- 28+ years of entertainment and Wall Street experience

Steve Beeks
President & Co-COO

- President since February 2004
- Co-COO since 2007
- President of Artisan Home Entertainment

Joe Drake
President, Motion Picture Group & Co-COO

- Co-COO and President, Motion Picture Group since September 2007
- Founder and CEO, Mandate Pictures, 2001-2007
- President, Lionsgate International, 2000-2001

James Keegan
Chief Financial Officer

- CFO since September 2002
- CFO, Trimark and Artisan Entertainment, 1990-2002

LIONSGATE

32

The Special Committee Harald Ludwig (Chairman): Co-Chairman of the Board and Director from November 1997 to December 2004, and since June 2005. Chairman of the Special Committee, Chairman of the Strategic Advisory Committee, and Member of the Compensation Committee. President of Macluan Capital Corporation, a leveraged buy-out company. Director and Chairman of the Compensation Committee of West Fraser Timber Co. Limited Morley Koffman, Q.C.: Director since November 1997, Chairman of the Nominating & Corporate Governance Committee, Member of the Special Committee, Member of the Audit Committee. Attorney with Koffman Kalef LLP Hardwick Simmons: Director since June 2005, Member of the Nominating and Corporate Governance Committee, Member of the Strategic Advisory Committee. Member of the Special Committee. Lead director and Chairman of the Audit Committee for Raymond James Financial. Formerly Chairman and Chief Executive Officer of The NASDAQ Stock Market, and President and Chief Executive Officer of Prudential Securities Incorporated Brian V. Tobin: Director since January 2004, Member of the Strategic Advisory Committee and Member of the Special Committee. President of BVT Associates Inc., a consulting company, Executive Chairman of Consolidated Thompson Iron Mines Ltd., a Senior Business Advisor with Fraser Milner Casgrain LLP. Formerly Canadian Federal Minister of Industry and Premier of Newfoundland and Labrador. Chairman of New Flyer Industries Inc., Director of Aecon Group Inc. and is a strategic advisor to a number of Canadian corporations 33

Other Non-Executive Board Members Norman Bacal: Director since December 2004. Co-Managing Partner with the law firm of Heenan Blaikie LLP. Arthur Evrensel: Director since September 2001, Chairman of the Compensation Committee. Partner with the law firm of Heenan Blaikie LLP G. Scott Paterson: Director since November 1997, Chairman of the Audit Committee, Member of the Strategic Advisory Committee. Formerly Chairman & Chief Executive Officer of JumpTV Inc., Chairman & CEO of Yorkton Securities, Chairman of the Canadian Venture Stock Exchange and Vice Chairman of the Toronto Stock Exchange Mark H. Rachesky, M.D. Director since September 2009, Member of the Strategic Advisory Committee. Co-founder and President of MHR Fund Management LLC (founded in 1996), an investment manager of various private investment funds that invest in inefficient market sectors Daryl Simm: Director since September 2004, Member of the Compensation Committee, Member of the Nominating and Corporate Governance Committee. Chairman and Chief Executive Officer of Omnicom Media Group, a division of Omnicom Group, Inc., which provides media planning and buying services to leading advertisers Phyllis Yaffe: Director since September 2009, Member of the Audit Committee. Formerly Chief Executive Officer of Alliance Atlantis Communications. Canadian Women in Communications Woman of the Year, recipient of the Lifetime Achievement Award from Women in Film and Television, and inductee into the Canadian Association of Broadcasters’ Broadcast Hall of Fame 34

Appendix B: Background 35

Background – The 2009 Debt Tender Offer

- From late 2008 to February 2009, the Icahn Group acquired 14.3% of Lionsgate's shares
- In February 2009, Icahn asked for the right to designate five of Lionsgate's 12 board members. After discussions, the Icahn Group changed its request to the right to designate three directors, including Brett Icahn, and observers, as well as the engagement of two consultants to examine Lionsgate's cost structure
- Lionsgate formed the Special Committee to assess the Icahn Group's proposals, which began negotiating a settlement with the Icahn Group
- On March 11, 2009, the Icahn Group broke off negotiations and the next day launched a tender offer to acquire all the convertible debt ($316MM aggregate principal amount) of Lionsgate at 73 and 75 cents to a dollar for Lionsgate's 2025 Notes and 2024 Notes, respectively
- In April 2009, Lionsgate exchanged certain of its convertible notes for new convertible notes with a lower conversion price and a longer maturity. Both series of these convertible notes now trade at comparable prices
- The Icahn Group's tender offer expired on May 1, 2009, after extension. A total of only $0.6MM principal amount of the notes had been tendered
- The 2025 Notes and 2024 Notes today both trade at 96 cents to a dollar *

LIONSGATE

36

* Source: Bloomberg, As of April 9, 2010

Background — Further Discussions In June 2009, Lionsgate met with the Icahn Group to discuss the possibility of nominating an individual recommended by the Icahn Group for election to the Board at Lionsgate’s 2009 Annual Meeting, in exchange for the Icahn Group’s agreement to vote the Lionsgate Shares it beneficially owned in favor of Lionsgate’s slate of directors at the meeting. The discussion did not include standstill provisions. Mr. Icahn determined not to proceed with the nomination, stating that he did not want to limit his options On October 6, 2009, Lionsgate began discussions with Icahn Sourcing LLC to provide sourcing services and attempt to identify cost savings 37

Background – The Current Offer

- In early February 2010, the Icahn Group increased its ownership to 18.05% of Lionsgate's shares and requested that Lionsgate appoint Brett Icahn to Lionsgate Board and to each of three new board committees to oversee strategic transactions, hire a cost consultant, and review investments in films and television programs, as well as several other governance rights
- After demanding an immediate response and before Lionsgate had an opportunity to fully review the proposal, on February 16, 2010, the Icahn Group publicly announced that it intended to launch a tender offer at $6.00 per share to increase its ownership to 29.9% of Lionsgate's shares
- Lionsgate Special Committee and Board determined that the offer was financially inadequate and coercive and not in the best interest of Lionsgate, its shareholders and other stakeholders, and recommended that its shareholders reject the offer. To address the coercive nature of the offer, Lionsgate also instituted a shareholder rights plan and began preparations for a shareholder meeting to confirm the plan
- On March 19, 2010, the Icahn Group increased its offer to include all of Lionsgate's shares but did not increase its price and reserved the right to waive its minimum condition
- On March 23, 2010, Lionsgate Special Committee and Board determined that the amended offer was still financially inadequate and coercive and recommended rejection of the offer

LIONSGATE

38

Appendix C: Calculations of Gross Contribution and Certain Non GAAP Reconciliations 39

TV Guide EBITDA as Defined TV Guide EBITDA Target Reconciliation to GAAP Net Income ($000s) Year Ended March 31, 2013 TV Guide Network Net Income $22,400 Add Back Depreciation and Amortization 16,000 Non-Cash Interest Expense on Preferred Stock Held by 36,600 Lionsgate (51%) and OEP (49%)* TV Guide Network EBITDA $75,000 * Represents non-cash interest associated with the amortization of the discount and dividend of the redeemable preferred stock held by Lionsgate and OEP. Calculation assumes dividends, which are PIK dividends, or other distributions have not been paid to Lionsgate and OEP EBITDA is defined as earnings before interest, income tax provision, and depreciation and amortization. EBITDA is a non-GAAP financial measure. 40

Free Cash Flow Free Cash Flow Target Reconciliation to GAAP Cash Flow from Operating Activities Year Ended ($000s) March 31, 2013 to 2015 Range of Net Cash Flows Provided by (Used In) Operating Activities $117,500 $142,500 Subtract Purchases of Property and Equipment (3,000) (3,000) Net Borrowings Under and (Repayment) of Production Obligations (14,500) (14,500) Range of Free Cash Flow, as Defined $100,000 $125,000 Free cash flow is defined as net cash flows provided by operating activities, less purchases of property and equipment and plus or minus the net increase or decrease in production obligations. The adjustment for the production obligations is made because the GAAP based cash flows from operations reflects a non-cash reduction of cash flows for the cost of films associated with production obligations prior to the time the Company actually pays for the film. The Company believes that it is more meaningful to reflect the impact of the payment for these films in its free cash flow when the payments are actually made. Free cash flow is a non-GAAP financial measure. 41

Gross Contribution Calculation Television Production Gross Contribution Calculation Year Ended March 31, 2009 Television Production Debmar- TV ($000s) Mercury Production Revenues $58,841 $163,332 Direct Operating 48,040 128,723 Distribution and Marketing 10,268 15,881 Gross Contribution $533 $18,728 Gross contribution is defined as revenues less direct operating expense and distribution and marketing expense. 42

Gross Contribution Calculation (cont’d) Television Production Gross Contribution Calculation Forecasted for the Year Ended March 31, 2010 Television Production Debmar- TV ($000s) Mercury Production Revenues $100,878 $258,573 Direct Operating 78,459 212,558 Distribution and Marketing 9,190 24,742 Gross Contribution $13,230 $21,273 Gross contribution is defined as revenues less direct operating expense and distribution and marketing expense. 43

Gross Contribution Calculation (cont’d) Television Production Gross Contribution Calculation Forecasted for the Year Ended March 31, 2011 Television Production Debmar- TV ($000s) Mercury Production Revenues $164,846 $256,784 Direct Operating 132,287 198,725 Distribution and Marketing 15,376 23,692 Gross Contribution $17,182 $34,366 Gross contribution is defined as revenues less direct operating expense and distribution and marketing expense. 44

Debmar-Mercury Net Cash Flows Before Tax Debmar-Mercury Net Cash Flows Before Tax Reconciliation to GAAP Net Cash Flows ($000s) Next Ten Years Net Cash Flows, Before Taxes Projected for Debmar-Mercury’s $82,000 Existing Slate of Projects Subtract Estimated potential cash tax impact (20,000) GAAP Based Net Cash Flows Projected for Debmar-Mercury’s $62,000 Existing Slate of Projects Net cash flows before taxes represent the net change in cash before considering any tax effects. 45 Net cash flows before taxes is a non-GAAP financial measure.

Additional Information This presentation does not constitute an offer to buy or solicitation of an offer to sell any securities. Lionsgate has filed and amended a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC and a notice of change to directors’ circular with Canadian securities regulators. Any Solicitation/Recommendation Statement and directors’ circular or amendment thereto filed by Lionsgate that is required to be mailed to shareholders will be mailed to shareholders of Lionsgate. In addition, Lionsgate has filed a proxy statement with the SEC and Canadian securities regulators in connection with the special meeting of shareholders and mailed such proxy statement to shareholders of Lionsgate. SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THESE AND OTHER DOCUMENTS FILED WITH THE SEC OR CANADIAN SECURITIES REGULATORS IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, AS THEY WILL CONTAIN CERTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain the Solicitation/Recommendation Statement, the directors’ circular, any amendments or supplements thereto, the proxy statement, and other documents filed by Lionsgate with the SEC and Canadian securities regulators related to the Icahn Group’s unsolicited tender offer for no charge in the “Investors” section of Lionsgate’s website at www.lionsgate.com or at the SEC’s website at www.sec.gov or at www.sedar.com. Copies will also be available at no charge by writing to Lionsgate at 2700 Colorado Avenue, Suite 200, Santa Monica, California 90404. Certain Information Regarding Participants Lionsgate and certain of its directors and executive officers may be deemed to be participants under the rules of the SEC. Shareholders may obtain information regarding the names, affiliations and interests of Lionsgate’s directors and executive officers in Lionsgate’s Annual Report on Form 10-K filed with the SEC on June 1, 2009, as updated in Exhibit 99.1 to Lionsgate’s Current Report on Form 8-K filed with the SEC on October 13, 2009, and its proxy statement for the 2009 Annual Meeting filed with the SEC on August 17, 2009. To the extent that holders of Lionsgate securities have changed since the amounts printed in the proxy statement for the 2009 Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of these participants in any proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in any proxy statement and other relevant materials to be filed with the SEC if and when they become available. These documents (when available) can be obtained free of charge from the sources indicated above. 46